Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and contingencies
Commitments and contingencies

Note 19 – Commitments and contingencies

Leases

The Company leases its facilities under operating leases that provide for the payment of real estate taxes and other operating costs in addition to normal rent.

Real estate leases typically extend for a period of 1–10 years. Some leases for office space include extension options exercisable up to one year before the end of the cancellable lease term. Typically, the option to renew the lease is for an additional period of 5 years after the end of the initial contract term and is at the option of the Company as the lessee. Lease payments are in substance fixed, and certain real estate leases include annual escalation clauses with reference to an index or contractual rate.

The Company leases machinery and equipment but does not purchase or guarantee the value of leased assets. The Company considers these assets to be of low-value or short-term in nature and therefore no right-of-use assets (“ROU assets”) and lease liabilities are recognized for these leases. Expenses recognized relating to short-term leases and leases of low value during the years ended December 31, 2021 and 2020 were immaterial.

The Company leases space for its offices, cultivation centers, and retail dispensaries. Key movements relating to the right-of-use lease asset balances are presented below:

Carrying amount, December 31, 2020	$267,168
ROU assets acquired (Note 4)	7,129
Difference in exchange	(52)
Additions to leased assets	44,342
Depreciation charges	(34,237)
Changes in assets held for sale	761
Carrying amount, December 31, 2021	$285,111

Carrying amount, December 31, 2019	$82,794
ROU assets acquired (Note 4)	155,662
Additions to leased assets	53,527
Depreciation charges	(22,553)
Changes in assets held for sale	(2,262)
Carrying amount, December 31, 2020	$267,168

At December 31, 2021, approximate future minimum payments due under non-cancelable operating leases were as follows:

Period	Scheduled payments
2022	$55,563
2023	53,414
2024	51,359
2025	49,701
2026	48,395
2027 and thereafter	347,693
Total undiscounted lease liability	606,125
Impact of discount	(286,674)
Lease liability at December 31, 2021	319,451
Less current portion of lease liability	(19,279)
Less long-term lease liabilities transferred to liabilities associated with assets held for sale	(1,891)
Long-term portion of lease liability	$298,281

The total interest expense on lease liabilities for the year ended December 31, 2021 and 2020 was $36.7 million and $21.1 million, respectively.

The total depreciation expense on ROU assets for the year ended December 31, 2021 and 2020 was $34.2 million and $22.6 million, respectively, of which $16.8 million and $6.6 million, respectively, was included in cost of goods sold.

The total cash outflow for lease liability payments for the years ended December 31, 2021 and 2020 was $52.8 million and $26.8 million, respectively.

Indemnification agreements

In the ordinary course of business, the Company may provide indemnification of varying scope and terms to vendors, lessors, business partners, and other parties with respect to certain matters including, but not limited to, losses arising out of breach of such agreements or from intellectual property infringement claims made by third parties. In addition, the Company has entered into indemnification agreements with members of its board of directors and senior management team that will require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is, in many cases, unlimited. To date, the Company has not incurred any material costs as a result of such indemnification agreements. The Company does not believe that the outcome of any claims under indemnification arrangements will have a material effect on its financial position, results of operations or cash flows, and it has not accrued any liabilities related to such obligations in its consolidated financial statements.

Litigation

The Company is involved in claims or lawsuits that arise in the ordinary course of business. Accruals for claims or lawsuits are provided to the extent that losses are deemed both probable and estimable. Although the ultimate outcome of these claims or lawsuits cannot be ascertained, on the basis of present information and advice received from counsel, it is management’s opinion that the disposition or ultimate determination of such claims or lawsuits will not have a material adverse effect on the Company.

Among other legal disputes, the Company is currently, or was, involved in the following proceedings related to material disputes:

Eagle Valley Holdings, LLC. On January 4, 2023, a Curaleaf subsidiary that purchased the Bloom assets in Arizona, filed suit against the sellers of the Bloom assets and Edmond Vartughian, their designated representative, in Arizona Superior Court in Maricopa County for violation of certain representations and warranties in the purchase agreement related to the transaction including with respect to the condition of one of the buildings in the acquired cultivation facility.  The parties resolved the claims on March 21, 2023 and dismissed the suit. As part of the settlement agreement, the parties have agreed to reduce the future principal payments of the Bloom Notes payable by Curaleaf by $10 million. The purchase price for Bloom was paid $69 million in cash at close, net of working capital adjustments, with the remaining approximately $160 million to be paid through the issuance of three promissory notes of $50 million and $60 million due, respectively, on the first, second, and third anniversary of closing of the transaction. Curaleaf has settled in full the $50 million note due January 2023 for $44 million and the principal of the $50 million note due January 2024 has been reduced by $4 million.

Sentia Wellness. On January 6, 2022, Measure 8 Ventures, LP, and other purchasers of debentures from Sentia Wellness, Inc. (“Sentia”), filed suit against Nitin Khanna and six other former officers, directors, and/or advisors of Sentia in the Circuit Court of the State of Oregon for Multnomah County alleging violations of Oregon securities law by making false and misleading statements and omissions to induce the plaintiffs to purchase over $74 million of debentures in Sentia. On May 16, 2022, the defendants filed their answer to the plaintiffs’ complaint along with affirmative defenses and various counter-claims against the plaintiffs as well as claims against third-parties Curaleaf Holdings, Inc., Cura Partners, Inc., and other individuals. The third-party claims include claims for unjust enrichment, breach of fiduciary duty, and tortious interference in connection with Curaleaf’s acquisition of Cura Partners, Inc. The third-party complaint also alleges claims against Curaleaf Holdings, Inc. and Cura Partners, Inc. for indemnification as well as reimbursement and advancement of attorneys’ fees and expenses under Oregon law and Cura Partners, Inc.’s bylaws. Nitin Khanna and the third-party plaintiffs seek actual damages in an amount of $515 million and other relief. However, Curaleaf Holdings, Inc. and Cura Partners, Inc. were not targeted by all of the third-party plaintiffs claims. On October 25, 2022, Nitin Khanna and the third-party plaintiffs filed a stipulation of dismissal which was subsequently signed by the judge and which dismissed without prejudice all of their claims against Curaleaf Holdings, Inc. and Cura Partners, Inc.  Mr. Clateman and Mr. Martinez have moved to dismiss all claims against them; the court has not yet scheduled argument on that motion.

Connecticut Arbitration. Pursuant to the Second Amended and Restated Operating Agreement of Doubling Road Holdings, LLC, the holders (the “Holders”) of a majority of the Series A-2 Units of Doubling Road Holdings had the right (the “Put Right”) to require that PalliaTech CT, LLC or any of its affiliates purchase all of the Series A-2 Units in exchange for shares of PalliaTech, Inc. (now Curaleaf, Inc.), the parent of PalliaTech CT, pursuant to a defined “Buy-Out Exchange Ratio.” On October 25, 2018, the Holders, the Company, and others entered into a Stipulation of Settlement in order to resolve a dispute with respect to the applicable Buy-Out Exchange Ratio for the Put Right. The Stipulation of Settlement provided, among other things, that PalliaTech CT purchased the Holders’ interests in exchange for (1) a payment of $40.1 million; (2) 4,755,548 SVS; and (3) the potential for additional equity in the Company depending on the results of a “Settlement Second Appraisal.” Pursuant to the Settlement Second Appraisal, dated December 12, 2019, and the terms of the Stipulation of Settlement, the Holders received 2,016,859 additional SVS. On January 23, 2020, the Holders filed claims in arbitration including for fraudulent inducement and breach of contract, relating primarily to a lock-up agreement that the Holders signed in connection with the Stipulation of Settlement. The hearing of the case took place in April 2022 and on September 6, 2022, the arbitrator issued a Final Partial Award dismissing all of the DRH plaintiffs’ claims and awarding costs of the arbitration to Curaleaf. The arbitrator issued a final award of the costs to be paid by the DRH plaintiffs to Curaleaf, and the immaterial reimbursement was received in the fourth quarter of 2022.

Florida Arbitration / Litigation. On December 10, 2018, Jayson Weisz and SRC Medical Partners, LLC initiated an arbitration against PalliaTech Florida LLC. On March 19, 2019, Weisz and SRC derivatively on behalf of PalliaTech Florida LLC filed a complaint against Defendants Curaleaf Florida LLC, PalliaTech Florida, Inc., Joseph Lusardi, and Boris Jordan in the Complex Business Litigation Section in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida. Plaintiffs’ derivative Complaint seeks the judicial dissolution of Curaleaf Florida LLC and asserts various causes of action against Defendants, including for breach of contract, civil conspiracy, breach of fiduciary duty, fraudulent transfer, and a declaratory judgment appointing Robins to the Board of Managers. On January 10, 2020, Weisz, JRF Group, and the Curaleaf entities entered into a Stipulation of Settlement pursuant to which all claims of Weisz and JRF Group against the Company and its affiliates were released without compensation and the Company purchased JRF Group’s interest in PalliaTech Florida LLC for consideration of 1,772,062 SVS and $2,500 in cash. During February 2020, SRC, PalliaTech Florida LLC, PalliaTech Florida, Inc., and Lusardi participated in a final arbitration hearing. In June 2020, the arbitrator issued a final order regarding SRC’s claims in the dispute. While no damages were awarded, the

Company was ordered to buyout SRC’s interest in PT Florida. Based on the order, the parties agreed that the Company would acquire SRC’s interest in PT Florida for no cash and 2,375,000 SVS. In connection with this transaction, the Company agreed to pay SRC $1,750 cash to retire principal and interest on the half of the Secured Promissory Notes – 2029 held by SRC. The acquisition and retirement of the notes was completed in August 2020.

Securities Class Action. On August 5, 2019, a purported class action was filed against the Company, Joseph Lusardi, Neil Davidson, and Jonathan Faucher (“Defendants”) in the U.S. District Court for the Eastern District of New York on behalf of persons or entities who purchased or otherwise acquired publicly traded securities of the Company from November 21, 2018 to July 22, 2019. On January 6, 2020, an Amended Class Action Complaint was filed against the Defendants. The Amended Class Action Complaint alleges that the Defendants made materially false and/or misleading statements regarding the Company’s CBD products based on a July 22, 2019 letter received from the U.S. Food and Drug Administration (“FDA Letter”). According to the Amended Class Action Complaint, the FDA Letter states that several of the CBD products sold on the Company’s website were “misbranded drugs” in violation of the Federal Food, Drug, and Cosmetic Act. The Amended Class Action Complaint asserts claims (1) against all Defendants for alleged violations of Section 10(b) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (2) against Lusardi, Davidson, and Faucher for alleged violations of Section 20(a) of the Exchange Act. On March 6, 2020, Defendants filed a motion to dismiss arguing that the Amended Class Action Complaint failed to allege (1) any false or misleading statement or omission, (2) scienter, (3) any domestic transactions, or (4) control person liability. On February 15, 2021, the Company’s motion to dismiss was granted with prejudice.

Taxes

The Company records tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the reporting date. There is inherent uncertainty in quantifying income tax positions, especially considering the complex tax laws and regulations for federal, state and foreign jurisdictions in which the Company operates. The Company has recorded tax benefits for those tax positions where it is more likely than not that a tax benefit will result upon ultimate settlement with a tax authority that has all relevant information. For those income tax positions where it is not more likely than not that a tax benefit will result, no tax benefit has been recognized in the Financial Statements.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and foreign jurisdictions, where applicable.  The Company is currently under IRS examination for the tax years 2016, 2017, and 2018 and the Company’s subsidiary, Curaleaf North Shore, Inc. (formerly known as Alternative Therapies Group, Inc.) has filed a petition to Tax Court related to an IRS examination for 2018. As of December 31, 2021 and 2020, the Company recorded $4,318 and $2,887, respectively, of unrecognized tax benefits and expects there is reasonable possibility that these unrecognized tax benefits will change within 12 months due to expirations of statute of limitations or audit settlements. As of December 31, 2021, the Company also accrued interest and penalties of $1,246 and $906, respectively, for its uncertain tax positions. The Company records interest and penalties related to income tax amounts as a component of income tax expense.

The IRS has proposed adjustments relating to the Company’s treatment of certain expenses under Section 280E, however, the Company is defending its tax reporting positions before the IRS. The outcome of this audit remains unclear at this point. The Company also intends to litigate any further such challenges because it currently believes all of its other tax positions can be sustained under an IRS examination. The ultimate resolution of tax matters could have a material effect on the Company's Financial Statements.  As the IRS interpretations on Section 280E continue to evolve, the impact of any such challenges cannot be reliably estimated. The Company's tax years are still open under statute from December 31, 2016, to the present.